SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   FORM 8-K/A

                               (Amendment No. 1)
            (Amending Item 7 to file required financial information)

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) October 27, 1999

                 NORTHEAST (USA) CORP. (formerly Celcor, Inc.)
             (Exact name of registrant as specified in its charter)

       DELAWARE                       000-13337                 22-2497491
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

     1800 Bloomsbury Avenue, Ocean, NJ                            07712
(Address of principal executive offices                         (Zip Code)
        Registrant's telephone number, including area code 732-922-3355
                                 Not applicable
         (Former name or former address, if changed since last report)

The undersigned registrant hereby amends, to the extent set forth herein, the registrant's Current Report on Form 8-K dated as of November 11, 1999 and filed with the Securities and Exchange Commission on November 12, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)   Financial statements of businesses acquired.

          The audited financial statements of Buy It Cheap.com, Inc. ("BUYC"), a Delaware corporation, for the period July 19, 1999 (date of inception) to September 30, 1999 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

          (b) Pro Forma financial information.

          The unaudited pro forma consolidated financial statements of Northeast
(USA) Corp. ("Northeast"), a Delaware corporation, reflecting the acquisition of BUYC are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

          (c) Exhibits.

          27  Financial Data Schedule.

          99.1 Financial Statements of BUYC for the period July 19, 1999 (date of inception) to September 30, 1999.

          99.2  Pro  forma  Unaudited   Consolidated   Financial  Statements  of
Northeast (reflecting the acquisition of BUYC).

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORTHEAST (USA) CORP.



Date: January 10, 2000                         By:  /s/Stephen E. Roman, Jr.
                                               ---------------------------------
                                               Stephen E. Roman, Jr., President



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                                  EXHIBIT INDEX


Exhibit No.

          27   Financial Data Schedule

          99.1 Financial Statements of BUYC for the period July 19, 1999 (date of inception) to September 30, 1999:

                       Independent Auditors Report
                       Balance Sheet
                       State of Operations
                       Statement of Stockholders' Equity
                       Statement of Cash Flows
                       Notes to Financial Statements

          99.2 Proforma Unaudited Consolidated Financial Statements of Northeast (reflecting the acquisition of BUYC):

                       Proforma Consolidated Balance Sheet at September 30, 1999 Proforma Consolidated Statement of Operations
                               for the three months ended September 30, 1999
                       Proforma  Consolidated  Statement  of Cash Flows for the
                               three months ended September 30, 1999
                       Notes to Financial Statements